Exhibit 32.3
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with Amendment No. 1 to the Quarterly Report of Kid Brands, Inc. (the “Company”) on Form 10-Q/A for the quarter ended June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bruce G. Crain, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 16, 2011	/s/ Bruce G. Crain
Bruce G. Crain
President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Kid Brands, Inc. and will be retained by Kid Brands, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.